Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review
         USAA Florida Tax-Free Income Fund                              4
         USAA Florida Tax-Free Money Market Fund                       10
      Financial Information
         Distributions to Shareholders                                 14
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories and Definitions                                 16
            USAA Florida Tax-Free Income Fund                          17
            USAA Florida Tax-Free Money Market Fund                    21
            Notes to Portfolios of Investments                         24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.










USAA Family of Funds Summary

       Fund                                    Minimum
     Type/Name            Volatility         Investment
-------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------
 Aggressive Growth        Very high            $3,000
 Emerging Markets         Very high             3,000
 First Start Growth
  (Registered Trademark)  Moderate to high      3,000
 Gold                     Very high             3,000
 Growth                   Moderate to high      3,000
 Growth & Income          Moderate              3,000
 International            Moderate to high      3,000
 S&P 500(Registered
  Trademark)Index         Moderate              3,000
 Science & Technology     Very high             3,000
 Small Cap Stock          Very high             3,000
 World Growth             Moderate to high      3,000
-------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------
 Balanced Strategy        Moderate             $3,000
 Cornerstone Strategy     Moderate              3,000
 Growth and Tax
  Strategy                Moderate              3,000
 Growth Strategy          Moderate to high      3,000
 Income Strategy          Low to moderate       3,000
-------------------------------------------------------
INCOME-TAXABLE
-------------------------------------------------------
 GNMA(Registered
  Trademark)              Low to moderate      $3,000
 High-Yield
  Opportunities           High                  3,000
 Income                   Moderate              3,000
 Income Stock             Moderate              3,000
 Intermediate-Term
  Bond                    Low to moderate       3,000
 Short-Term Bond          Low                   3,000
-------------------------------------------------------
INCOME-TAX EXEMPT
-------------------------------------------------------
 Long-Term                Moderate             $3,000
 Intermediate-Term        Low to moderate       3,000
 Short-Term               Low                   3,000
 State Bond Income        Moderate              3,000
-------------------------------------------------------
MONEY MARKET
-------------------------------------------------------
 Money Market             Very low             $3,000
 Tax Exempt
  Money Market            Very low              3,000
 Treasury Money
  Market Trust
  (Registered Trademark)  Very low              3,000
 State Money Market       Very low              3,000
-------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

From the vantage point of March 2000, we can all look at the tax-exempt bond market and breathe just a little more easily. It has been a long time since we have been able to do that.

At USAA Investments we believe that many investors are, in truth, more comfortable with some of their assets allocated to bonds. Bonds are less volatile than stocks over long periods, and they can lessen the turmoil in a portfolio. Many times I hear people ask, "Why would anyone invest in bonds when stocks have such higher returns?" My answer is that I have known few people who have the fortitude to have all of their money in stocks. That doesn't mean that a person who allocates some of a portfolio to bonds is weak. That's simply the way we are. When stocks drop precipitously, I am convinced that opportunities are created. But only a calm, calculating person can take advantage of them. That usually means a person who is properly allocated all the time. Those precipitous drops tend to surprise everyone.

Another key belief of ours is that income is the basis of most of the potential returns on bonds and that by maximizing income we may produce very good results over time.

This emphasis on income can hurt in a year like 1999, but when you consider periods of just a few years you get a clearer picture of what we mean.

    -----------------------------------------------------------------------
                    Total Return for Periods Ending 12/31/99
    -----------------------------------------------------------------------
                                               1 Year     5 Years  10 Years
                                               ------     -------  --------
    USAA Tax Exempt Long-Term Fund             -5.04%      6.59%     6.37%
    USAA Tax Exempt Intermediate-Term Fund     -2.61%      6.37%     6.49%
    USAA Tax Exempt Short-Term Fund             1.64%      4.98%     5.06%
    USAA Tax Exempt Money Market Fund           3.15%      3.40%     3.60%
    -----------------------------------------------------------------------

    Total return equals income plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The key thing about this chart is that all of these returns include the bad market of 1999. One poor year has not overturned the good returns of many years.

Markets will always move, but we believe that a sound and consistent strategy will pay off.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board






For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.








Investment Review

USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes, and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests principally in long-term, investment-grade Florida tax-exempt securities.

--------------------------------------------------------------------------------
                                                      3/31/99         3/31/00
--------------------------------------------------------------------------------
  Net Assets                                       $182.0 Million $170.2 Million
  Net Asset Value Per Share                            $10.02           $9.14
  Tax-Exempt Dividends Per Share Last 12 Months        $ .498           $.491
  Capital Gain Distributions Per Share Last 12 Months     -               -
--------------------------------------------------------------------------------
30-Day SEC Yield* as of 3/31/00
--------------------------------------------------------------------------------
  30-Day SEC Yield                                                      5.40%
--------------------------------------------------------------------------------
 * Calculated as prescribed by the Securities and Exchange Commission.












                     Average Annual Compounded Returns with
           Reinvestment of Dividends - Periods Ending March 31, 2000
================================================================================
               Total Return    Equals    Dividend Return    Plus    Price Change
--------------------------------------------------------------------------------
Since 10/1/93      3.96%         =            5.33%           +         -1.37%
--------------------------------------------------------------------------------
5 Years            5.56%         =            5.45%           +          0.11%
--------------------------------------------------------------------------------
1 Year            -3.85%         =            4.93%           +         -8.78%
================================================================================






            Annual Total Returns and Compounded Dividend Returns
                for the Six-Year Period Ended March 31, 2000

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Florida Tax-Free Income Fund for the six-year period ended March 31, 2000.

Total Return for Years Ended:
----------------------------
03/31/95            7.01%
03/31/96            7.66%
03/31/97            6.51%
03/31/98           12.22%
03/31/99            5.91%
03/31/00           -3.85%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/95            5.79%
03/31/96            5.79%
03/31/97            5.75%
03/31/98            5.68%
03/31/99            5.11%
03/31/00            4.93%

Change in Share Price:
---------------------
03/31/95            1.22%
03/31/96            1.87%
03/31/97            0.76%
03/31/98            6.54%
03/31/99            0.80%
03/31/00           -8.78%

** Compounded Dividend yield calculation includes only income distributions.


Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.










                  Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Florida Municipal Debt Funds Average from 3/31/95 to 3/31/00.

          USAA Florida Tax-Free             Lipper Florida Municipal
           Income Fund Yield                Debt Funds Average Yield
          ---------------------             ------------------------
03/31/95         5.44%                                5.36%
03/31/96         5.57%                                5.11%
03/31/97         5.57%                                5.05%
03/31/98         5.11%                                4.67%
03/31/99         4.96%                                4.45%
03/31/00         5.37%                                4.75%


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/95 to 3/31/00.











                     Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA Florida Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:

USAA Florida Tax-Free Income Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,179
09/30/94              $ 9,332
03/31/95              $ 9,822
09/30/95              $10,235
03/31/96              $10,574
09/30/96              $10,982
03/31/97              $11,262
09/30/97              $12,100
03/31/98              $12,639
09/30/98              $13,297
03/31/99              $13,386
09/30/99              $12,718
03/31/00              $12,871

Lehman Brothers Municipal Bond Index
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,584
09/30/94              $ 9,756
03/31/95              $10,296
09/30/95              $10,847
03/31/96              $11,159
09/30/96              $11,502
03/31/97              $11,767
09/30/97              $12,539
03/31/98              $13,028
09/30/98              $13,632
03/31/99              $13,835
09/30/99              $13,537
03/31/00              $13,824


Lipper Florida Municipal Debt Funds Average
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $ 9,437
09/30/94              $ 9,547
03/31/95              $10,085
09/30/95              $10,543
03/31/96              $10,842
09/30/96              $11,166
03/31/97              $11,352
09/30/97              $12,054
03/31/98              $12,517
09/30/98              $13,056
03/31/99              $13,143
09/30/99              $12,698
03/31/00              $12,858

Data since inception on 10/1/93 through 3/31/00.


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.










Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]

THE MUNICIPAL BOND MARKET

You just can't keep a strong economy down. Apparently, not even the Federal Reserve Board can do it. After raising the federal funds target rate five times since last June, the U.S. economy still grew by 7.35% in the fourth quarter of 1999. Thankfully, inflation has remained under control -- although it's been creeping up since early 1998. Last year, the fixed-income markets suffered a crisis in confidence fearing that inflation would most certainly increase. In response, bond prices fell as interest rates rose for most of 1999.

However, the virtuous cycle of robust noninflationary growth described by Chairman Alan Greenspan continues as technological innovation allows industry to use raw materials and labor more efficiently. Add a volatile stock market to continued low inflation, and we have the ingredients for a bond-market rally that began in late January of this year. Of course, that ignores Chairman Greenspan's warning that the economy is growing well in excess of its sustainable, noninflationary rate.

The yield on the Bond Buyer 40-Bond Index (BBI40) steadily increased by 1.1% from March 1999 until January 2000. Since late January, the yield has fallen roughly 0.4%, closing at 5.97% on March 31, 2000. The 30-year U.S. Treasury bond (the long bond) ended the period at 5.83%. Investor redemptions last fall and a reduction in future issuance of the long bond were major reasons why the municipal market has underperformed the U.S. government long-bond market.








               Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 3/31/00.

                30-year             Bond Buyer
                  U.S.               40-Bond
                Treasury           Index (BBI40)
                --------           -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%
10/15/99          6.26%                6.06%
10/29/99          6.16%                6.08%
11/15/99          6.02%                5.99%
11/30/99          6.29%                6.11%
12/15/99          6.33%                6.11%
12/31/99          6.48%                6.22%
01/14/00          6.70%                6.29%
01/31/00          6.49%                6.31%
02/15/00          6.25%                6.24%
02/29/00          6.14%                6.17%
03/15/00          6.08%                6.09%
03/31/00          5.83%                5.97%


Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


STRATEGY

I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. My rationale for this strategy is:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

The Fund remains fully invested in long-term, investment-grade municipal bonds. Municipal bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. That's why we encourage only those investors with an investment horizon of four or more years to buy our tax-exempt bond funds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher by a rating agency) offer the best risk/reward compared to junk bonds.

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the federal alternative minimum tax
(AMT) for individuals. Consequently, since their inception, no USAA tax-exempt fund has ever distributed income that was subject to the AMT for individuals. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT for individuals in any of the USAA tax-exempt funds. Of course we would certainly advise our shareholders if a change occurs in the federal tax code that would compel us to reconsider our position.

FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1999, to March 31, 2000, your Fund paid a dividend distribution yield of 5.37% versus an average dividend distribution yield of 4.75% for the Lipper Florida Municipal Debt Funds Average. During the fiscal year, the Fund's share price decreased by $0.88 to $9.14. During this period, the Fund's total return was -3.85% compared to the Lipper Average of -2.37%.

                                     * * * *

I'm pleased to say that your Fund received an Overall Star Rating of 4 stars in the municipal bond fund category from Morningstar Rating(TradeMark) for the period ended March 31, 2000.

THE STATE OF FLORIDA

Driven by population growth, Florida's economy continues to grow and diversify. Florida is outperforming the nation in terms of employment and personal income growth. The state's general fund reserve levels remain sound. These reserve levels are important due to Florida's disproportionate reliance upon cyclical sales tax receipts as a source of operating revenues. Reflecting strong credit fundamentals, Florida maintains bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively. I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they indicate the financial and economic environment of the state. We will closely monitor those specific credit issues and litigation that could potentially impact the value of your holdings.


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions.

Refer to the bottom of page 5 for the Lipper Average definition.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain distributions.

Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Morningstar ratings on U.S.-domiciled funds are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The USAA Florida Tax-Free Income Fund received 3 stars and 4 stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds. The Fund was rated among 1,682 and 1,394 funds in the municipal bond fund category for the three- and five-year periods, respectively.


TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
  To match the USAA Florida Tax-Free Income Fund's closing 30-day SEC yield of 5.40% and:

  Assuming a marginal federal tax rate of:    15%    28%    31%    36%   39.6%
   and assuming an investor, filing jointly, with $300,000 in intangible assets,

  A fully taxable investment must pay:       6.36%  7.51%  7.83%  8.45%  8.95%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Some income may be subject to the federal alternative minimum tax.








                              Portfolio Ratings Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA Florida Tax-Free Income Fund to be:

AAA - 29%; AA - 38%; A - 17%; and BBB - 16%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Services, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 0.8% and 2.9%, respectively, of the Fund's investments, and are included in their appropriate category above.


See page 17 for a complete listing of the portfolio of investments.








Investment Review

USAA FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes, and shares that are exempt from the Florida intangible personal property tax and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                             3/31/99              3/31/00
--------------------------------------------------------------------------------
  Net Assets                             $98.6 Million       $111.8 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 3/31/00
--------------------------------------------------------------------------------
                                         Since Inception           7-Day
           1 Year        5 Years            on 10/1/93             Yield
            3.14%         3.25%                3.08%               3.43%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.










                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Florida Tax-Free Money Market Fund and the iMoneynet, Inc. (formerly IBC Financial Data) SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Florida Tax-Free
                        Money Market Fund                  iMoneyNet, Inc.
                      ---------------------                ---------------
03/29/99                     2.71%                              2.34%
04/26/99                     3.05%                              2.66%
05/31/99                     2.99%                              2.58%
06/28/99                     3.08%                              2.82%
07/26/99                     2.82%                              2.40%
08/30/99                     2.91%                              2.53%
09/27/99                     3.39%                              2.90%
10/25/99                     3.02%                              2.65%
11/29/99                     3.45%                              3.03%
12/27/99                     3.80%                              3.40%
01/31/00                     2.94%                              2.61%
02/28/00                     3.50%                              2.90%
03/27/00                     3.38%                              2.94%


Data represent the last Monday of each month.
Ending date 3/27/00.


The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.









Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]

MARKET SUMMARY

Since our last shareholder report, the national economy has continued to strengthen. In response, the Federal Reserve has increased the federal funds rate (the interest rate banks charge other banks) three times since September in order to curb inflation. Normally, the raising of the federal funds rate causes interest rates to rise. However, the Treasury market has instead been reacting to the news that there will be a reduction in the issuance of long-term Treasury bonds, and thus the yields for 30-year Treasuries have declined.

Rates have increased in the short-term, tax-exempt market. According to the Bond Buyer One-Year Note Index, municipal notes have increased to 4.08% at the end of March, up from 3.73% last September -- an increase of 0.35%.

STRATEGY

We continue to believe that variable-rate demand notes (VRDNs) provide the best value for the USAA Florida Tax-Free Money Market Fund. VRDNs provide the owner the option to sell the security back to the issuer with a notice of seven days or less at a price of par (100% of face value) plus accrued interest. The interest rates on these securities also reset at least every seven days. The VRDNs are particularly attractive now as they allow the Fund to participate in rising rates as well as provide the needed flexibility to extend into longer-term securities as they become more attractive. In addition, our team of analysts continues to research each security before it is purchased to ensure it meets our high credit standards.


The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year, tax-exempt notes.


THE FUND

As you can see in the chart below, daily and weekly VRDNs represent 83% of the Fund's assets on March 31, 2000. In addition, the Fund has positions in tax-exempt commercial paper, put bonds, and bonds/notes. These securities have the potential to provide the Fund with some stability when the VRDN rates fall -- as they do seasonally when there is a shortage of supply in the market.

The Fund's average maturity was 42 days on March 31, 2000. This is slightly longer than the average state-specific tax-exempt money market fund, according to iMoneyNet, Inc. (formerly IBC Financial Data).






                                  Portfolio Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA Florida Tax-Free Money Market Fund to be:

VRDNs - 83%; Bonds/Notes - 10%; Commercial Paper - 4%; and Put Bonds - 3%.


See page 21 for a complete listing of the portfolio of investments.






FUND PERFORMANCE

For the 12 months ending March 31, 2000, your Fund ranked 7 out of 172 state-specific tax-exempt money market funds, according to iMoneyNet, Inc., with a return of 3.14%. The average for the category over the same period was 2.72%. Please keep in mind that past performance is no guarantee of future results.







                     Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Florida Tax-Free Money Market Fund. The data is from 10/1/93 through 3/31/00. The data points from the graph are as follows:

USAA  Florida Tax-Free Money Market Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94              $10,096
09/30/94              $10,218
03/31/95              $10,384
09/30/95              $10,570
03/31/96              $10,749
09/30/96              $10,923
03/31/97              $11,094
09/30/97              $11,281
03/31/98              $11,464
09/30/98              $11,652
03/31/99              $11,813
09/30/99              $11,988
03/31/00              $12,183

Data since inception on 10/1/93 through 3/31/00.


Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Review.

See page 21 for a complete listing of the portfolio of investments.










Distributions to Shareholders

The Funds completed their fiscal year on March 31, 2000. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends which represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 2000.











Independent Auditors' Report


KPMG


The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds, series of the USAA State Tax-Free Trust, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

San Antonio, Texas
May 5, 2000










CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 2000


Fixed-rate instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-rate demand notes (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Florida Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Florida Tax-Free Money Market Fund through rigorous internal credit research.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank liquidity agreement.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1)MBIA, Inc.                        (4)Financial Security Assurance
       (2)AMBAC Financial Group, Inc.            Holdings Ltd.
       (3)Financial Guaranty Insurance Co.  (5)Asset Guranty Insurance Co.
                                            (6)ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
COP   Certificate of Participation     IDRB  Industrial Development
CP    Commercial Paper                         Revenue Bond
GO    General Obligation               MFH   Multi-Family Housing
IDA   Industrial Development           PCRB  Pollution Control Revenue Bond
        Authority/Agency               RB    Revenue Bond









USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                            Coupon     Final    Market
 Amount                  Security                     Rate    Maturity   Value
--------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (94.1%)

           Florida (89.2%)
 $ 3,400   Alachua County Health Facilities Auth. RB,
            Series 1996A (INS)(1)                      5.80% 12/01/2026 $  3,397
   7,900   Bay County Water Systems RB,
            Series 2000 (INS)(2),(d)                   5.70   9/01/2025    7,882
           Board of Education Capital Outlay Bonds,
   3,500    Series 1995B (NBGA)                        5.88   6/01/2020    3,540
   3,000    Series 1999C (NBGA)                        5.75   6/01/2029    3,001
   5,500    Series 2000D (NBGA)                        5.75   6/01/2022    5,524
           Broward County Housing Finance Auth. MFH RB,
   1,100    Series 1995A                               7.00   2/01/2025    1,175
   1,000    Series 1997A-1                             6.00   5/01/2032      996
   2,000   Cape Canaveral Hospital District RB,
            Series 1998                                5.25   1/01/2028    1,504
           Cape Coral Health Facilities Auth. RB,
   2,000    Series 1997 (INS)(5)                       5.50  10/01/2017    1,935
   2,800    Series 1997 (INS)(5)                       5.63  10/01/2027    2,635
   1,855   Citrus County PCRB, Series 1992B            6.35   2/01/2022    1,889
   1,750   Clearwater Housing Auth. RB, Series 1997
            (INS)(6)                                   5.35   5/01/2024    1,557
   2,000   Collier County Health Facilities Auth. RB,
            Series 1994 (e)                            7.00  12/01/2019    2,055
           Duval County Housing Finance Auth. MFH RB,
   1,700    Series 1996                                5.90   9/01/2016    1,675
   2,510    Series 1996                                6.00   3/01/2021    2,469
   8,000   Escambia County Health Facilities Auth. RB,
            Series 1999A-2                             6.00  11/15/2031    8,066
   1,000   Escambia County Housing Finance
            Agency MFH RB, Series 1985                 5.63   8/01/2016      970
     700   Gulf County School District Sales Tax RB,
            Series 1997 (INS)(5)                       5.75   6/01/2017      697
   2,000 Hillsborough County IDA PCRB, Series 1994 6.25 12/01/2034 2,061 Housing Finance Agency RB,
   1,345    Series 1994A                               6.35   7/01/2014    1,369
   1,000    Series 1995H (NBGA)                        6.50  11/01/2025    1,005
   1,200   Indian River County Hospital District RB,
            Series 1996 (INS)(4)                       5.70  10/01/2015    1,218
   1,000   Miami Beach Health Facilities Auth.
            Hospital RB, Series 1992 (INS)(4)          6.25  11/15/2019    1,025
   4,400   Miami-Dade County Aviation RB,
            Series 2000B (INS)(3)                      5.75  10/01/2024    4,410
   3,000   Miami-Dade County Expressway Auth. RB,
            Series 2000 (INS)(3)                       6.00   7/01/2020    3,105
   1,000   Miramar Wastewater Improvement
            Assessment Bonds, Series 1994 (PRE)        6.75  10/01/2025    1,084
   5,000   North Miami Educational Facilities RB,
            Series 1994A (e)                           6.13   4/01/2020    4,991
   2,130   North Miami Health Facilities Auth. RB,
            Series 1996 (LOC)                          6.00   8/15/2024    2,144
           Orange County Health Facilities Auth. RB,
   5,750    Series 1995 (e)                            6.75   7/01/2020    5,562
   3,780    Series 1999 (INS)(5)                       5.25   6/01/2029    3,342
   1,000   Orange County Housing Finance Auth. RB,
            Series 1994B                               6.40   2/01/2030    1,023
   3,405   Palm Beach County Health Facilities
            Auth. Hospital RB, Series 1993 (PRE)       6.30  10/01/2022    3,626
           Palm Beach County Health Facilities Auth.
            RB,
   4,900    Series 1996                                5.63  11/15/2020    4,343
   2,500    Series 1998                                5.13  11/15/2029    1,926
     625   Palm Beach County Housing Finance Auth. RB,
            Series 1994B                               6.40   4/01/2014      635
   7,875   Palm Beach County School Board COP,
            Series 2000A (INS)(3)                      5.88   8/01/2021    8,011
   1,800   Plantation Health Facilities Auth. RB,
            Series 1998                                5.13  12/01/2022    1,453
  12,780   Seminole County Water and Sewer RB,
            Series 1999                                5.38  10/01/2022   12,203
   6,805   St. Johns County IDA Hospital RB,
            Series 1992                                6.00   8/01/2022    6,503
   2,000   St. Johns County IDA RB, Series 1997A
            (INS)(1),(c)                               5.50   3/01/2017    1,981
   3,215   Sunrise Special Tax District #1 GO,
            Series 1991 (LOC)                          6.38  11/01/2021    3,262
   1,150   Tallahassee Consolidated Utility Systems RB,
            Series 1994                                6.20  10/01/2019    1,185
   5,000   Tampa Utilities Tax Improvement RB,
            Series 1999A (INS)(4)                      5.20  10/01/2019    4,743
  12,000   Tampa Water and Sewer RB, Series 1999       5.50  10/01/2029   11,618
   1,300   Turtle Run Community Development
            District RB, Series 1997 (PRE)             6.40   5/01/2011    1,356
           Volusia County Education Facility Auth. RB,
   1,500    Series 1996A                               6.13  10/15/2026    1,492
   2,000    Series 1999A                               5.75  10/15/2029    1,867
           West Orange Healthcare District RB,
   1,790    Series 1999A                               5.50   2/01/2009    1,745
     620    Series 1999A                               5.50   2/01/2010      598

           Puerto Rico (4.9%)
   1,000   Commonwealth GO, Series 1996                5.40   7/01/2025      948
   5,150   Electric Power Auth. RB, Series 1995Z       5.25   7/01/2021    4,827
   2,500   Highway Auth. RB, Series Q (PRE)            6.00   7/01/2020    2,513
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $161,393)                 160,141
--------------------------------------------------------------------------------
                                 PUT BOND (4.3%)

           Florida
   7,055   Duval County Housing Finance Auth. MFH RB,
            Series 1995 (NBGA)(e) (cost: $7,157)       6.75   4/01/2025    7,367
--------------------------------------------------------------------------------
                        VARIABLE-RATE DEMAND NOTES (4.3%)

           Florida
     500   Gulf Breeze Healthcare Facilities RB,
            Series 1999 (NBGA)(c)                      4.00   1/01/2024      500
   5,700   Hillsborough County IDA PCRB, Series 1992   4.05   5/15/2018    5,700
   1,000   St. Lucie County PCRB, Series 1995          4.05   3/01/2027    1,000
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $7,200)                 7,200
--------------------------------------------------------------------------------
           Total investments (cost: $175,750)                           $174,708
================================================================================








                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Water/Sewer Utilities - Municipal                   19.3%
            Hospitals                                           14.1
            Nursing/Continuing Care Centers                     11.7
            Multi-Family Housing                                10.7
            Special Assessment/Tax/Fee                           9.9
            Electric Utilities                                   6.3
            Escrowed Bonds                                       5.0
            Education                                            4.9
            Appropriated Debt                                    4.7
            Health Care - Miscellaneous                          3.6
            Electric/Gas Utilities - Municipal                   2.8
            Airport/Port                                         2.6
            General Obligations                                  2.5
            Toll Roads                                           1.8
            Miscellaneous                                        1.2
            Single-Family Housing                                1.2
            Sales Tax                                            0.4
                                                               -----
            Total                                              102.7%
                                                               =====








USAA FLORIDA TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                             Coupon    Final
 Amount                Security                        Rate    Maturity   Value
--------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (83.1%)

           Florida
 $ 1,220   Brevard County Mental Health Facilities RB,
            Series 1994C (LOC)                         3.95%  1/01/2010 $  1,220
   1,700   Broward County Education Research and
            Training Auth. IDRB, Series 1997 (LOC)     4.05   8/01/2004    1,700
           Broward County Housing Finance Auth. MFH RB,
   2,460    Series 1990 (NBGA)                         4.00  10/01/2007    2,460
   1,200    Series 1999 (LOC)                          3.90  11/01/2007    1,200
   9,200   Capital Trust Agency MFH RB,
            Series 1999A (NBGA)(c)                     4.00  12/01/2032    9,200
     845   Dade County Aviation Facilities RB,
            Series 1984A (LOC)                         3.85  10/01/2009      845
           Dade County Health Facilities Auth. RB,
   9,835    Series 1990 (LOC)                          4.55   9/01/2020    9,835
   6,900    Series 1995 (LIQ) (INS)(2)                 4.10   9/01/2025    6,900
  10,950   Gulf Breeze Healthcare Facilities RB,
            Series 1999 (NBGA)(c)                      4.00   1/01/2024   10,950
   2,800   Halifax Hospital Medical Center RB,
            Series 1998 (LOC)                          3.90  12/01/2013    2,800
   5,400 Hillsborough County IDA PCRB, Series 1992 4.05 5/15/2018 5,400 Housing Finance Agency MFH RB,
   6,230    Series 1985EE (LOC)                        4.00   9/01/2008    6,230
   5,270    Series 1990B (NBGA)                        4.00  12/01/2009    5,270
     450    Series 1990D (NBGA)                        4.00  12/01/2009      450
   6,840   Jacksonville PCRB, Series 1995              4.05   5/01/2029    6,840
   1,500   Miami Dade County IDA IDRB, Series
            1999 (LOC)                                 3.95   6/01/2019    1,500
     755   Orange County Health Facilities Auth. RB,
            Series 1998 (LOC)                          4.05  11/01/2028      755
   3,000   Orange County IDA RB, Series 1998 (LOC)     3.95  10/01/2018    3,000
   4,320   Palm Beach County Health Facilities
            Auth. RB, Series 1999B                     3.95  12/10/2014    4,320
   4,850   St. Petersburg Health Facilities Auth. RB,
            Series 1999 (LOC)                          3.96   1/01/2024    4,850
   3,000   Volusia County Housing Finance Auth. RB,
            Series 1985C (LOC)(b)                      3.90   9/01/2005    3,000
   4,150   Wauchula IDA RB, Series 1993 (LOC)          3.90  12/01/2013    4,150
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $92,875)               92,875
--------------------------------------------------------------------------------
                                 PUT BOND (3.2%)

           Florida
   3,630   Housing Finance Corp. Homeowner
            Mortgage RB, 2000 Series 8 (cost: $3,630)  4.20   3/01/2017    3,630
--------------------------------------------------------------------------------
                          FIXED-RATE INSTRUMENTS (13.3%)

           Florida
     300   Broward County Airport System RB,
            Series 1993C (INS)(2)                      4.40  10/01/2000      301
   1,000   Duval County School District GO,
            Series 1992 (INS)(2)                       5.63   8/01/2000    1,005
     500   Homestead Special Insurance Assessment RB,
            Series 1993 (ETM)                          5.00   3/01/2001      504
     400   Jacksonville Beach Utilities RB,
            Series 1993 (INS)(1)                       5.00  10/01/2000      402
           Jacksonville Electric Auth. RB,
   1,250    Issue 2, Series 16                         4.00  10/01/2000    1,250
   1,200    Issue 2, Series 6C                         6.40  10/01/2000    1,215
   4,200   Jacksonville GO CP Notes                    3.90   8/21/2000    4,200
   2,500   Lee County Hospital Board of Directors RB,
            Series 1991A (PRE)                         6.60   4/01/2020    2,604
     225   Miami-Dade County GO, Series 1998 (INS)(3)  5.75  11/01/2000      227
     235   Orange County Tourist Development Tax RB,
            Series 1998A (INS)(2)                      4.00  10/01/2000      235
     500   Palm Beach County Criminal Justice
            Facilities RB, Series 1990 (PRE)           7.25   6/01/2011      513
     200   Pinellas County Health Facilities Auth. RB,
            Series 1993 (INS)(1)                       4.70  11/15/2000      201
     600   Public Education Capital Outlay Bonds,
            Series 1994B                               5.63   6/01/2000      602
     300   Sarasota County RB, Series 1993 (INS)(1)    4.40  10/01/2000      301
   1,070   Sunrise Utility Systems RB,
            Series 1996A (INS)(2),(a)                  4.12  10/01/2000    1,048
     250   Tampa Health Systems RB, Series 1998A-1
            (INS)(1)                                   4.50  11/15/2000      251
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $14,859)                   14,859
--------------------------------------------------------------------------------
           Total investments (cost: $111,364)                           $111,364
================================================================================









                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multi-Family Housing                                24.9%
            Hospitals                                           19.2
            Health Care - Miscellaneous                         13.4
            Electric Utilities                                  11.0
            Buildings                                            5.2
            General Obligations                                  4.9
            Community Service                                    4.3
            Education                                            4.0
            Single-Family Housing                                3.2
            Escrowed Bonds                                       2.8
            Electric/Gas Utilities - Municipal                   2.6
            Airport/Port                                         1.0
            Special Assessment/Tax/Fee                           1.0
            Water/Sewer Utilities - Municipal                    0.9
            Nursing/Continuing Care Centers                      0.7
            Sales Tax                                            0.5
                                                                ----
            Total                                               99.6%
                                                                ====










NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 2000


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven-day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At March 31, 2000, this security represents 2.7% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At March 31, 2000, these securities represented 1.5% and 18.0% of the USAA Florida Tax-Free Income Fund's and USAA Florida Tax-Free Money Market Fund's net assets, respectively.

(d) At March 31, 2000, the cost of securities purchased on a delayed-delivery basis for the USAA Florida Tax-Free Income Fund was $7.8 million.

(e)  At  March  31,   2000,   these   securities   were   segregated   to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.












STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2000


                                                      USAA            USAA
                                                    Florida     Florida Tax-Free
                                                    Tax-Free      Money Market
                                                  Income Fund         Fund
                                                  ------------------------------

ASSETS

   Investments in securities, at market value
      (identified cost of $175,750 and $111,364,
      respectively)                                 $ 174,708       $ 111,364
   Cash                                                    57             349
   Receivables:
      Capital shares sold                                 241              81
      Interest                                          3,362             488
                                                  ------------------------------
         Total assets                                 178,368         112,282
                                                  ------------------------------

LIABILITIES

   Securities purchased                                 7,807             -
   Capital shares redeemed                                 43             394
   USAA Investment Management Company                      50              45
   USAA Transfer Agency Company                             1               6
   Accounts payable and accrued expenses                   23              26
   Dividends on capital shares                            282              16
                                                  ------------------------------
         Total liabilities                              8,206             487
                                                  ------------------------------
            Net assets applicable to capital
               shares outstanding                   $ 170,162       $ 111,795
                                                  ==============================

REPRESENTED BY:

   Paid-in capital                                  $ 179,719       $ 111,795
   Accumulated net realized loss on investments        (8,515)           -
   Net unrealized depreciation of investments          (1,042)           -
                                                  ------------------------------
            Net assets applicable to capital
              shares outstanding                    $ 170,162       $ 111,795
                                                  ==============================
   Capital shares outstanding, unlimited number
      of shares authorized, $.001 par value            18,613         111,795
                                                  ==============================
   Net asset value, redemption price, and
      offering price per share                      $    9.14       $    1.00
                                                  ==============================


See accompanying notes to financial statements.











STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2000


                                                      USAA            USAA
                                                    Florida     Florida Tax-Free
                                                    Tax-Free      Money Market
                                                  Income Fund         Fund
                                                  ------------------------------

Net investment income:
   Interest income                                 $  10,079       $   3,813
                                                  ------------------------------
   Expenses:
      Management fees                                    622             371
      Transfer agent's fees                               90              71
      Custodian's fees                                    66              52
      Postage                                             12              10
      Shareholder reporting fees                           6               9
      Trustees' fees                                       5               5
      Registration fees                                    1               3
      Professional fees                                   32              32
      Other                                                3               2
                                                  ------------------------------
         Total expenses before reimbursement             837             555
      Expenses reimbursed                                 -              (30)
                                                  ------------------------------
         Total expenses after reimbursement              837             525
                                                  ------------------------------
            Net investment income                      9,242           3,288
                                                  ------------------------------
Net realized and unrealized loss on investments:
      Net realized loss                               (7,482)             -
      Change in net unrealized
        appreciation/depreciation                     (9,330)             -
                                                  ------------------------------
            Net realized and unrealized loss         (16,812)             -
                                                  ------------------------------
Increase (decrease) in net assets resulting from
   operations                                      $  (7,570)      $   3,288
                                                  ==============================


See accompanying notes to financial statements.











STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,



                                                  USAA                  USAA
                                             Florida Tax-Free      Florida Tax-Free
                                               Income Fund        Money Market Fund
                                           ------------------------------------------
                                             2000       1999       2000       1999
                                           ------------------------------------------



From operations:
   Net investment income                   $   9,242  $   8,125  $   3,288  $   2,906
   Net realized gain (loss) on investments    (7,482)       373        -          -
   Change in net unrealized appreciation/
      depreciation of investments             (9,330)       625        -          -
                                           ------------------------------------------
      Increase (decrease) in net assets
          resulting from operations           (7,570)     9,123      3,288      2,906
                                           ------------------------------------------
Distributions to shareholders from:
   Net investment income                      (9,242)    (8,125)    (3,288)    (2,906)
                                           ------------------------------------------
From capital share transactions:
   Proceeds from shares sold                  50,035     61,581    214,681    182,464
   Dividend reinvestments                      5,910      5,417      3,044      2,699
   Cost of shares redeemed                   (50,935)   (31,953)  (204,546)  (176,346)
                                           ------------------------------------------
      Increase in net assets from
         capital share transactions            5,010     35,045     13,179      8,817
                                           ------------------------------------------
Net increase (decrease) in net assets        (11,802)    36,043     13,179      8,817
Net assets:
   Beginning of period                       181,964    145,921     98,616     89,799
                                           ------------------------------------------
   End of period                           $ 170,162  $ 181,964  $ 111,795  $  98,616
                                           ==========================================
Change in shares outstanding:
   Shares sold                                 5,333      6,133    214,681    182,464
   Shares issued for dividends reinvested        635        538      3,044      2,699
   Shares redeemed                            (5,515)    (3,186)  (204,546)  (176,346)
                                           ------------------------------------------
      Increase in shares outstanding             453      3,485     13,179      8,817
                                           ==========================================



See accompanying notes to financial statements.










NOTES TO FINANCIAL STATEMENTS

March 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes, and shares that are exempt from the Florida intangible personal property tax.
The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida tax-exempt securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 2000.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2000, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $8.5 million which, if not offset by subsequent capital gains will expire between 2003-2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2000, were as follows:

                                 USAA Florida Tax-Free   USAA Florida Tax-Free
                                      Income Fund          Money Market Fund
                                         ($000)                  ($000)
                                 ----------------------------------------------
Purchases                               $110,791                $401,691
Sales/maturities                        $106,489                $381,726


For the USAA Florida Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 2000, was as follows:

                                  Appreciation     Depreciation        Net
                                     ($000)           ($000)         ($000)
                                  -----------------------------------------
USAA Florida Tax-Free
  Income Fund                        $2,598          ($3,640)       ($1,042)


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 2001.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


(7) FINANCIAL HIGHLIGHTS - USAA FLORIDA TAX-FREE INCOME FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                          ------------------------------------------------------
                              2000       1999       1998       1997       1996
                          ------------------------------------------------------
Net asset value at
   beginning of period     $  10.02   $   9.94   $   9.33   $   9.26   $   9.09
Net investment income           .49        .50        .51        .52        .52
Net realized and
   unrealized gain (loss)      (.88)       .08        .61        .07        .17
Distributions from net
   investment income           (.49)      (.50)      (.51)      (.52)      (.52)
                          ------------------------------------------------------
Net asset value at
   end of period           $   9.14   $  10.02   $   9.94   $   9.33   $   9.26
                          ======================================================
Total return (%) *            (3.85)      5.91      12.22       6.51       7.66
Net assets at end
   of period (000)         $170,162   $181,964   $145,921   $ 95,483   $ 69,079
Ratio of expenses to
   average net assets (%)       .48        .47        .50        .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)          n/a        n/a         .51        .57        .67
Ratio of net investment
   income to average
   net assets (%)              5.25       4.96       5.21       5.57       5.52
Portfolio turnover (%)        62.32      25.28      27.48      44.75      88.20


* Assumes reinvestment of all dividend income distributions during the period.



(7) FINANCIAL HIGHLIGHTS - USAA FLORIDA TAX-FREE MONEY MARKET FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                            Year Ended March 31,
                          ------------------------------------------------------
                             2000       1999       1998       1997       1996
                          ------------------------------------------------------
Net asset value at
   beginning of period    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income          .03        .03        .03        .03        .03
Distributions from net
   investment income          (.03)      (.03)      (.03)      (.03)      (.03)
                          ------------------------------------------------------
Net asset value at
   end of period          $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ======================================================
Total return (%) *            3.14       3.05       3.34       3.20       3.51
Net assets at end
   of period (000)        $111,795   $ 98,616   $ 89,799   $ 87,053   $ 71,224
Ratio of expenses to
   average net assets (%)      .50        .50        .50        .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)          .53        .51        .52        .57        .64
Ratio of net investment
   income to average
   net assets (%)             3.13       3.00       3.28       3.15       3.45


* Assumes reinvestment of all dividend income distributions during the period.










Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                         Legal Counsel
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

Custodian                              Independent Auditors
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

Telephone Assistance Hours             Internet Access
Call toll free - Central Time          usaa.com(ServiceMark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777